Capital stock and capital risk management - Summary of financial leverage ratios (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Leverage Ratio [Abstract]
Total borrowings and lease liabilities	$ 578,526	$ 638,047
Less: Cash, bank balances and other short-term investments	(244,385)	(315,013)
Net debt	334,141	323,034
Total equity	$ 844,060	$ 565,259	$ 508,518	$ 603,716
Leverage ratio	40.00%	57.00%